SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2004

RUSSELL CORPORATION

(Exact name of registrant as specified in its charter)

Alabama	0-1790	63-0180720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3330 Cumberland Blvd., Suite 800, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 742-8000

Former name or former address, if changed since last report: None

Item 5.	Other Events

On June 9, 2004, Russell Corporation issued a press release announcing the June 7, 2004, election of Arnold W. Donald to the Board of Directors to fill the vacancy created by the retirement of Tim Lewis. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release issued June 9, 2004

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSSELL CORPORATION
June 9, 2004	By:	/s/ Floyd G. Hoffman Senior Vice President